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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             _____________________

        Date of Report (Date of earliest event reported): June 15, 2000
                                                          -------------

                           PHOTOELECTRON CORPORATION
            (Exact name of registrant as specified in its charter)

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
       Massachusetts                       0-21667                     04-3035323
(State or other jurisdiction       (Commission File Number)         (I.R.S. Employer
     of incorporation)                                             Identification No.)

                        _______________________________

                                 5 Forbes Road
                        Lexington, Massachusetts 02421
   (Address, including zip code of registrant's principal executive offices)


Item 5.  Other Events

During the period from June 5, 2000 to June 15, 2000, the registrant issued $5,585,000 in convertible debentures. As a result of this event, on June 15, 2000, the registrant's independent public accountants removed the going concern reference in the opinion previously issued to the registrant in connection with the registrant's audited financials statements for the fiscal year ended January 1, 2000. A copy of the opinion issued by Arthur Andersen LLP, together with the revised financial statements for the fiscal year ended January 1, 2000, is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(a)      Exhibits

23.1     Consent of Arthur Andersen LLP

99.1 Opinion of Arthur Andersen LLP, together with the registrant's revised audited financial statements for the fiscal year ended January 1, 2000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PHOTOELECTRON CORPORATION
Registrant



DATED: June 20, 2000


By:    /s/ Gerald J. Bojas
       ---------------------------
       Gerald J. Bojas
       Chief Financial Officer

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